Trade and other receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Trade and other receivables.
Trade receivables	$ 199,366	$ 168,546
Other receivables	15,423	15,193
Other receivables-related parties	2,852
Trade and other receivables excluding prepayments and tax	217,641	183,739
Prepayments	16,539	27,162
Tax recoverable	839
Total	235,019	210,901
Non-current	3,812	7,980
Current	231,207	202,921
Contract assets-accrued revenue	$ 43,000	$ 26,000